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                                                                Exhibit 23(j)(2)





                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 14 to the Registration Statement of the Eureka Funds on Form N-1A (File No. 333-32483) under the Securities Act of 1933, as amended.



                                       Wilmer, Cutler & Pickering

                                       By: /s/ Martin E. Lybecker
                                           -------------------------
                                           Martin E. Lybecker, a partner



Washington, D.C.
January 28, 2003